Eos Energy Enterprises Records Highest Quarterly Revenue and Reports First Quarter 2025 Financial Results and Reaffirms 2025 Outlook • $10.5 million quarterly revenue, highest in Company history as production ramps to deliver customer backlog • Year-to-date shipments surpass full-year 2024 customer shipments with seven Z3 projects under installation and commissioning • Successfully achieved 15 out of 16 total Cerberus performance milestones, with a no-penalty extension granted by Cerberus for the remaining cash receipt milestone through July 31, 2025 • Completed Site Acceptance Testing on first terminal sub-assembly manufacturing cell; now manufacturing production parts • Entered into an MOU with Trip Ventures for a 400 MWh utility scale energy storage project in Puerto Rico with an executable order pending final governmental NEPA review • Signed a 5 GWh MOU with Frontier Power for United Kingdom Long Duration Energy Storage cap and floor scheme along with other international markets • Recently secured a small microgrid order for two schools in Florida with a large, regulated utility • Reaffirms 2025 full-year revenue guidance range of $150 million - $190 million EDISON, N.J. – May 6, 2025 - Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage (LDES) systems sourced and manufactured in the United States, today announced its financial results for the first quarter ended March 31, 2025. First Quarter Highlights • Revenue totaled $10.5 million, a 58% increase compared to the prior year and a 44% increase compared to the prior quarter, driven by increased customer deliveries. • Gross loss of $24.5 million, a 93-point margin improvement from the prior year, on increased production volumes and lower Z3 product costs. • Operating expenses totaled $28.4 million, a 46% increase compared to prior year, with 26% of the total representing non-cash items. Non-cash items accounted for 48% of the increase such as stock compensation, depreciation, and loss from PP&E write-down, while the remaining 52% of the increase was driven by headcount growth across key business areas to support the Company’s scaling efforts. • Net income attributable to shareholders of $15.1 million, largely driven by non-cash change in fair value tied to mark-to-market adjustments related to the Company’s stock price as of March 31, 2025. • Adjusted EBITDA loss of $43.2 million, showing a 145-point margin improvement, attributable to increased customer deliveries at lower product costs partially offset by strategic headcount expansion to support the Company’s growth. • Total cash of $111.7 million, including restricted cash, as of March 31, 2025. • Commercial opportunity pipeline of $15.6 billion, an increase of 10% compared to prior quarter and 17% compared to March 31, 2024, with a $680.9 million orders backlog. “The Eos team delivered solid operating results. We are starting to see the product cost-out benefits combined with higher manufacturing output,” said Joe Mastrangelo, Eos Chief Executive Officer. “Year-to- date, the team has already surpassed total 2024 shipments, and during Q1 the operations team set production records across all key processes showing the ability to scale operations. We continue to position the Company for long-term profitable growth and believe that American-made long duration energy storage will play a critical role in helping the country achieve energy independence.”

2 2025 Outlook • For the full-year 2025, Eos continues to expect to achieve revenue between $150 million and $190 million. This projected growth is expected to be driven by increased production volume on the Company’s first state-of-the-art manufacturing line as staged sub-assembly automation comes online. Recent Business Highlights Commercial Growth In the first quarter, Eos grew its opportunity pipeline to $15.6 billion, an increase of $1.4 billion from the prior quarter, driven by large opportunities in Puerto Rico, multiple eight-hour potential projects in CAISO, and new direct and indirect data center projects. Post quarter end, Eos signed two new memorandums of understanding (MOUs) that expand its international presence and reinforces demand for its long-duration storage solutions. The first MOU with Trip Ventures covers approximately 400 MWh of energy storage for a utility-scale project in Puerto Rico, partially funded through the federal government. With Eos’ support, the agreement allows the customer to advance project development, with the National Environmental Policy Act (NEPA) review being the final step before the order becomes executable. This initiative aligns with Eos’ strategic focus on delivering safe, resilient, U.S.-manufactured alternatives designed to enhance grid-scale resiliency in harsh island environments prone to extreme weather and thermal risks. Separately, Eos signed a 5 GWh MOU with Frontier Power, a leading UK-based energy developer, marking its entry into the United Kingdom and broader international markets. While not reflected in the reported pipeline as of March 31, 2025, this agreement supports Frontier’s plans to submit multiple bids utilizing Eos’ ZnythTM battery technology in the first application window of Ofgem’s new long-duration energy storage (LDES) cap and floor scheme – a novel regulatory framework designed to provide revenue certainty and accelerate the adoption of alternative, long duration technologies focusing on 8-hour discharge duration. Cerberus Strategic Investment The Company successfully achieved 15 out of 16 total Cerberus performance milestones with a no-penalty extension granted by Cerberus for the remaining cash receipt milestone through July 31, 2025, tied to the reduction in 2024 sales announced last November. No additional preferred stock or warrants will be issued to Cerberus at this time. Since June 2024, the Company has surpassed these milestones across four measurement periods tied to the Delayed Draw Term Loan (DDTL), highlighting strong and consistent operational execution. This performance led to the full funding of the DDTL in January in the amount of $210.5 million, supported by advancements in its first state of the art manufacturing line, material cost reduction, improvements in Z3 technology performance and backlog cash conversion. As a result of meeting these milestones, Cerberus’ maximum equity ownership in the Company is now capped at 34% of the fully diluted share count, contingent upon meeting the extension date, which is lower than the original cap of 49% at the time the investment was first announced. Operational Capacity Expansion The Company set manufacturing records across all key processes and delivered its highest ever quarterly revenue in the first quarter. This strong momentum has continued into the second quarter, with 2025 year- to-date shipments already surpassing the total shipments for all of 2024. To support this growth, Eos is in the process of expanding its first manufacturing line from 1.25 GWh to 2 GWh in annualized capacity by year-end, with the initial terminal sub-assembly cell having successfully passed Site Acceptance Testing.

3 Eos expects full implementation of its subassembly automation to be complete early in the third quarter, a crucial step toward increasing throughput and reducing labor and overhead costs. The Company is also in the process of finalizing its expansion plans as it relates to subsequent lines and sites. Earnings Conference Call and Webcast Eos will host a conference call to discuss its first quarter 2025 results on May 7, 2025, at 8:30 a.m. ET. The live webcast of the earnings call will be available on the “Investor Relations” page of the Company’s website at Eos Investors or may be accessed using this link (registration link). To avoid delays, we encourage participants to join the conference call fifteen minutes ahead of the scheduled start time. The conference call replay will be available via webcast through Eos’ investor relations website for twelve months following the live presentation. The webcast replay will be available from approximately 11:30 a.m. ET on May 7, 2025, and can be accessed by visiting Eos Investors. About Eos Energy Enterprises Eos Energy Enterprises, Inc. is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. It is safe, scalable, efficient, sustainable, manufactured in the U.S., and the core of our innovative systems that today provides utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3 to 12- hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal year ended December 31, 2025, our path to profitability and strategic outlook, statements regarding orders backlog and opportunity pipeline, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our future expansion and its impact on our ability to scale up operations, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements that refer to the delayed draw term loan with Cerberus, milestones thereunder and the anticipated use of proceeds, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and the information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends

4 accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our customer’s ability to secure project financing; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding common stock, consequences for failure to meet milestones and contractual lockup of shares; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Key Metrics Backlog. Our backlog represents the amount of revenue that we expect to realize from existing agreements with our customers for the sale of our battery energy storage systems and performance of services. The backlog is calculated by adding new orders in the current fiscal period to the backlog as of the end of the prior fiscal period and then subtracting the shipments in the current fiscal period. If the amount of an order is modified or cancelled, we adjust orders in the current period and our backlog accordingly, but do not retroactively adjust previously published backlogs. There is no comparable US-GAAP financial measure for backlog. We believe that the backlog is a useful indicator regarding the future revenue of our Company. Pipeline. Our pipeline represents projects for which we have submitted technical proposals or non-binding quotes plus letters of intent (“LOI”) or firm commitments from customers. Pipeline does not include lead generation projects.

5 Booked Orders. Booked orders are orders where we have legally binding agreements with a Purchase Order (“PO”), or Master Supply Agreement (“MSA”) executed by both parties. Non-GAAP Financial Measures To provide investors with additional information regarding our financial results, we have disclosed in this earnings release non-GAAP financial measures, including adjusted EBITDA and adjusted EPS, which are non-GAAP financial measures as defined under the rules of the SEC. These non-GAAP financial measures should be considered supplemental to, not a substitute for, or superior to, the financial measures of the Company’s calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes adjusted EBITDA, and adjusted EPS are useful measures in evaluating its financial and operational performance distinct and apart from financing costs, certain non-cash expenses and non- operational expenses. We believe that non-GAAP financial information, when taken collectively may be helpful to our investors in assessing its operating performance. There are a number of limitations related to the use of these non- GAAP financial measures and their nearest GAAP equivalents. For example, the Company’s definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. Below is a description of the non-GAAP financial information included herein as well as reconciliations to the most directly comparable GAAP measure. You should review the reconciliations below but not rely on any single financial measure to evaluate our business. Adjusted EBITDA is defined as earnings (net loss) attributable to Eos adjusted for interest expense, income tax, depreciation and amortization, non-cash stock-based compensation expense, change in fair value of debt and derivatives, debt extinguishment, and other non-cash or non-recurring items as determined by management which it does not believe to be indicative of its underlying business trends. Adjusted EPS is defined as GAAP net loss per common share as adjusted for non-cash stock-based compensation expense change in fair value of debt and derivatives and debt extinguishment per common share.

6 EOS ENERGY ENTERPRISES, INC. UNAUDITED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (In thousands, except share and per share amounts) Three Months Ended March 31, 2025 2024 Revenue $ 10,457 $ 6,601 Cost of goods sold 34,996 28,229 Gross profit (loss) (24,539) (21,628) Operating expenses Research and development expenses 6,837 5,200 Selling, general and administrative expenses 20,995 14,242 Loss from write-down of property, plant and equipment 561 65 Total operating expenses 28,393 19,507 Operating Income (loss) (52,932) (41,135) Other (expense) income Interest expense, net (164) (4,267) Interest expense - related party (5,781) (4,851) Change in fair value of debt - related party (5,933) — Change in fair value of warrants 45,925 2,900 Change in fair value of derivatives - related parties 34,586 534 Other (expense) income (560) 136 Income (loss) before income taxes $ 15,141 $ (46,683) Income tax expense 5 25 Net income (loss) attributable to shareholders $ 15,136 $ (46,708) Remeasurement of Preferred Stock - related party 79,997 — Net income (loss) attributable to common shareholders $ 95,133 $ (46,708) Other comprehensive income (loss) Change in fair value of debt - credit risk - related party $ — $ — Foreign currency translation adjustment 7 (5) Comprehensive income (loss) attributable to common shareholders $ 95,140 $ (46,713) Basic and diluted income (loss) per share attributable to common shareholders Basic $ 0.42 $ (0.23) Diluted $ (0.20) $ (0.23) Weighted average shares of common stock Basic 225,474,247 201,306,905 Diluted 436,368,282 201,306,905

7 EOS ENERGY ENTERPRISES, INC. UNAUDITED CONSOLIDATED BALANCE SHEET (In thousands) March 31, 2025 December 31, 2024 Balance sheet data Cash and cash equivalents $ 82,553 $ 74,292 Other current assets $ 102,948 $ 105,620 Property, plant and equipment, net $ 43,955 $ 45,660 Other assets $ 33,827 $ 34,746 Total assets $ 263,283 $ 260,318 Total liabilities $ 694,582 $ 842,085 Mezzanine equity - preferred stock $ 510,884 $ 488,696 Total deficit $ (942,183) $ (1,070,463) EOS ENERGY ENTERPRISES, INC. UNAUDITED STATEMENT OF CASHFLOWS (In thousands) Three Months Ended March 31, 2025 2024 Net cash used in operating activities $ (28,924) $ (40,474) Net cash used in investing activities (4,918) (4,042) Net cash provided by financing activities 42,162 6,111 Effect of exchange rate changes on cash, cash equivalents and restricted 12 (6) Net increase (decrease) in cash, cash equivalents and restricted cash 8,332 (38,411) Cash, cash equivalents and restricted cash, beginning of the period 103,362 84,667 Cash, cash equivalents and restricted cash, end of the period $ 111,694 $ 46,256

8 EOS ENERGY ENTERPRISES, INC. UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (In thousands) For the three months ended March 31, 2025 2024 Net income (loss) $ 15,136 $ (46,708) add: Interest expense 5,945 9,118 add: Income tax expense 5 25 add: Depreciation and amortization 2,680 1,197 EBITDA (loss) 23,766 (36,368) add: Stock based compensation 7,574 2,941 deduct: Change in fair value of derivatives (80,511) (3,434) add: Change in fair value of debt 5,933 — Adjusted EBITDA loss $ (43,238) $ (36,861) EOS ENERGY ENTERPRISES, INC. UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS) PER SHARE (In thousands, except share and per share data) For the three months ended March 31, 2025 2024 Net income (loss) attributable to common shareholders $ 95,133 $ (46,708) add: Stock based compensation 7,574 2,941 deduct: Change in fair value of derivatives (80,511) (3,434) add: Change in fair value of debt 5,933 — Adjusted net income (loss) attributable to common shareholders $ 28,129 $ (47,201) Basic and diluted income (loss) per share attributable to common shareholders Basic $ 0.42 $ (0.23) Diluted $ (0.20) $ (0.23) Basic and diluted adjusted income (loss) per share attributable to common shareholders Basic $ 0.12 $ (0.23) Diluted $ (0.17) $ (0.23) Weighted average shares of common stock Basic 225,474,247 201,306,905 Diluted 436,368,282 201,306,905